Covidien Ltd. Irish Reorganization Questions & Answers
January 16, 2009

After our first year as an independent healthcare products company, Covidien’s management and Board of Directors assessed where it made the most sense to locate our principal executive office. After much consideration, a decision was made that it would be in the best interests of the Company, its shareholders and employees to incorporate in Ireland – where the Company has had operations for nearly 30 years and has a strong and growing presence. Currently, Covidien has 7 facilities, including 5 manufacturing sites, sales and customer service operations in Ireland. In total, Covidien has almost 2,000 employees in the country.

Covidien is achieving strong results in international markets where it continues to benefit from the incremental investments made over the last few years to augment the sales force and expand geographically. Additionally, Ireland is a more beneficial location considering Covidien’s growing presence in the European, African and Asian marketplaces.

Ireland enjoys strong relationships as a member of the European Union, has a long history of international investment and a good network of tax treaties with the United States, the European Union and many other countries where Covidien has major operations. The reorganization will offer increased strategic flexibility and operational benefits as we continue to expand the rapidly growing international portion of our business.

1. Why is Covidien Ltd. planning to reorganize and move to Ireland?
A. Covidien Ltd. is currently incorporated in Bermuda, a legacy from the Company’s time as a wholly-owned subsidiary of Tyco International. In 1997, Tyco became a Bermuda company as the result of a merger with ADT, a publicly traded company that had been headquartered in Bermuda since the 1980’s.

Tyco made the determination that at separation in mid-2007 all three post-separation companies,
Covidien, Tyco Electronics and Tyco International, would remain incorporated in Bermuda.

As an independent company, we believe the reorganization will offer increased strategic flexibility and operational benefits as we continue to expand the rapidly growing international portion of our business.

Ireland enjoys strong relationships as a member of the European Union, has a long history of international investment and a good network of tax treaties with the United States, the European
Union and many other countries where Covidien has major operations. As a result, we believe it offers a more stable long-term tax environment for Covidien.

2. How will the reorganization affect your presence in the United States?
A. There are no changes planned for our U.S. operations or workforce as a result of this announcement.

3. How will the incorporation in Ireland be implemented?
A. If conditions are satisfied, including approval by Covidien’s shareholders, the incorporation in
Ireland will be accomplished by means of a court-approved arrangement under Bermuda law. As a result of the court-approved arrangement, Covidien Ltd. will become a subsidiary of Covidien plc, and the shares of Covidien plc will be held by the same shareholders in the same proportions as shares of the Company are held prior to the reorganization.

We expect to file a proxy statement with the SEC in the near future which will describe the transaction in greater detail.

4. When do you anticipate the reorganization will become effective?
A. The first step of the reorganization, establishing tax residency, occurred in December 2008; if conditions are satisfied, including approval by Covidien’s shareholders and the Supreme Court of Bermuda, we expect that the incorporation in Ireland will take place in 2009.

5. What will be your corporate presence in Ireland?
A. In addition to Ireland being our intended jurisdiction of incorporation and Irish law governing
Covidien plc, we will expand our presence in Ireland with additional finance and regulatory professionals appropriate to staff our principal executive office. We will also hold a majority of our Board of Directors meetings in Ireland. Currently, Covidien has 7 facilities, including 5 manufacturing sites, sales and customer service operations in Ireland. In total, Covidien has nearly 2,000 employees in the country.

6. Does this have any impact on your 2009 sales, operating margin or tax rate guidance?
A. There is no change to our 2009 guidance as a result of the proposed reorganization.

7. Will this impact your effective tax rate in 2009 – or your expectations for later years?
A. The reorganization is not anticipated to have any material impact on Covidien’s effective tax rate.
As previously publicly reported, Covidien expects that its effective tax rate will decline 200 to 300 basis points over the next several years.

8. How will this change affect the trading of Covidien common shares?
A. Covidien expects that its common shares will continue to be traded on the New York Stock
Exchange. Following completion of the reorganization, Covidien would no longer be traded on the Bermuda Stock Exchange. We do not plan to be listed on the Irish Stock Exchange at the present time.

9. How will it affect financial reporting?
A. Covidien will continue to prepare financial statements in accordance with U.S. GAAP reporting and report in U.S. dollars. Covidien will continue to file 10-Ks, 10-Qs and 8-Ks with the U.S.
Securities and Exchange Commission as it did before. In addition, in connection with Annual
General Meetings of Covidien plc, shareholders will receive consolidated financial statements prepared in accordance with International Financial Reporting Standards in addition to the information they already receive.

10. Will there be an Irish withholding tax on dividends on Covidien shares?
A. For the majority of shareholders, there will not be any Irish withholding tax on dividends.

Irish withholding tax (if any) arises in respect of dividends paid after Covidien’s establishment of tax residency in Ireland, which occurred in December 2008. Whether Covidien is required to deduct Irish dividend withholding tax from dividends paid to a shareholder will depend largely on whether that shareholder is resident for tax purposes in a “relevant territory.” A list of the relevant territories is included as Appendix A.

Shares held by U.S. resident shareholders

Dividends paid on Covidien shares that are owned by residents of the U.S. generally will not be subject to Irish withholding tax.

For shares held “beneficially” (i.e., through banks, brokers or other nominees), dividends will not be subject to Irish withholding tax if the address of the relevant shareholder in his or her broker’s records is in the U.S. For shares held “directly” (i.e., directly registered in the shareholder’s own name on Covidien’s shareholder records), dividends will not be subject to
Irish withholding tax if the shareholder has provided a valid W-9 form showing a U.S. address or a valid U.S. Taxpayer Identification Number to Covidien’s transfer agent (BNY Mellon
Shareowner Services).

Shares held by residents of “relevant territories” other than the U.S.

Dividends paid to shareholders who are residents of “relevant territories” other than the U.S.
generally will not be subject to Irish withholding tax, but those shareholders will need to provide
Irish tax forms in order to receive their dividends without any Irish withholding tax as summarized below.

Shareholders who are residents of “relevant territories” other than the U.S. who acquired their shares on or before the record date for the next dividend expected to be paid by Covidien
(expected to be in February 2009) generally will receive dividends in 2009 without any Irish withholding tax. For shares held beneficially, dividends will be paid in 2009 without any Irish withholding tax if the address of the relevant shareholder in his or her broker’s records is in a relevant territory other than the U.S. For shares held directly, dividends will be paid in 2009 without any Irish withholding tax if the shareholder has provided a valid U.S. tax form showing an address in a relevant territory other than the U.S. to Covidien’s transfer agent.

Shareholders who are residents of “relevant territories” other than the U.S. who acquire their shares after the record date for the next dividend expected to be paid by Covidien (expected to be in February 2009) must complete the appropriate Irish dividend withholding tax form in order to receive their dividends without withholding tax. Such shareholders must provide the appropriate
Irish forms to their brokers before the record date for the first dividend payment to which they are entitled (in the case of shares held beneficially), or to Covidien’s transfer agent at least 7 business days before such record date (in the case of shares held directly).

In addition, all shareholders who are residents of “relevant territories” other than the U.S.
(regardless of when such shareholders acquired their shares) must complete the appropriate Irish dividend withholding tax form in order to receive their dividends in 2010 and later years without withholding tax. Such shareholders must provide the appropriate Irish forms to their brokers before the record date for the first dividend paid in 2010 (in the case of shares held beneficially), or to Covidien’s transfer agent at least 7 business days before such record date (in the case of shares held directly).

Shares held by residents of countries that are not relevant territories

Covidien shareholders who do not reside in relevant territories will be subject to Irish withholding tax (currently at the rate of 20%), but there are a number of other exemptions that could apply on a case by case basis. Such shareholders should seek their own advice as to whether and how they may claim such exemptions.

Important information for all shareholders about Irish withholding tax

Covidien will rely on information received directly or indirectly from brokers and its transfer agent in determining where shareholders reside, whether they have provided the required U.S.
tax information and whether they have provided the required Irish dividend withholding tax forms, as described above. Covidien strongly recommends that shareholders who will need to complete Irish forms as described above do so and provide them to their brokers or Covidien’s transfer agent, as the case may be, as soon as possible. Shareholders who do not need to complete Irish forms should ensure that their residence or required U.S. tax information has been properly recorded by their brokers or provided to Covidien’s transfer agent, as the case may be, as described above. If any shareholder who is exempt from withholding receives a dividend subject to Irish dividend withholding tax, he or she may make an application for a refund from the Irish Revenue Commissioners on the prescribed form.

Links to the various Irish Revenue forms are available at
http://www.revenue.ie/en/tax/dwt/forms/index.html. Please contact your broker or your tax advisor if you have any questions regarding Irish dividend withholding tax.

The proxy statement for the shareholder meeting for the reorganization will describe in greater detail the tax implications for our shareholders.

11. Will there be Irish income tax on dividends on Covidien shares?
A. For the majority of shareholders, there will not be any Irish income tax on dividends.

Irish income tax (if any) generally arises for non-Irish residents only in respect of dividends paid after Covidien’s establishment of tax residency in Ireland, which occurred in December 2008.

Dividends paid on Covidien shares owned by residents of “relevant territories” or by other shareholders that are otherwise exempt from Irish dividend withholding tax will generally not be subject to Irish income tax unless they have some connection to Ireland other than holding
Covidien shares. Residents of “relevant territories” and other shareholders that are otherwise exempt from Irish dividend withholding tax who receive dividends subject to Irish withholding tax should be able to make a reclaim of the withholding tax from the Irish Revenue unless they have some connection to Ireland other than holding Covidien shares. Covidien shareholders who receive their dividends subject to Irish dividend withholding tax will have no further liability to
Irish income tax on the dividend unless they have some other connection with Ireland.

This answer does not address shareholders that are resident or ordinarily resident in Ireland for
Irish tax purposes and such shareholders should seek their own advice.

The proxy statement for the shareholder meeting for the reorganization will describe in greater detail the tax implications for our shareholders.

12. Will there be an Irish stamp duty on the transfer of Covidien shares?
A. For the majority of transfers of Covidien shares, there will not be any Irish stamp duty.

Irish stamp duty (if any) becomes payable in respect of share transfers occurring after completion of the reorganization.

A transfer of Covidien shares from a seller who holds shares beneficially to a buyer who holds the acquired shares beneficially will not be subject to Irish stamp duty. A transfer of Covidien shares by a seller who holds shares directly to any buyer, or by a seller who holds the shares beneficially to a buyer who holds the acquired shares directly, may be subject to Irish stamp duty
(currently at the rate of 1% of the price paid or the market value of the shares acquired, if higher)
payable by the buyer. A shareholder who directly holds shares may transfer those shares into his or her own broker account (or vice versa) without giving rise to Irish stamp duty provided there is no change in beneficial ownership and the transfer is not in contemplation of a sale of the shares.

Because of the potential Irish stamp duty on transfers of Covidien shares, Covidien strongly recommends that all directly registered shareholders open broker accounts so they can transfer their shares into a broker account as soon as possible, and in any event prior to completion of the reorganization. Covidien also strongly recommends that any person who wishes to acquire
Covidien shares after completion of the reorganization acquire such shares beneficially.

It is the current intention of Covidien to pay stamp duty in connection with share transfers made in the ordinary course of trading by a seller who holds shares directly to a buyer who holds the acquired shares beneficially. In other cases Covidien may, in its absolute discretion, pay the stamp duty but may seek reimbursement from the buyer.

The proxy statement for the shareholder meeting for the reorganization will describe in greater detail the tax implications for our shareholders.

Appendix A

Relevant Territories

1.	Australia	24.	Korea	47.	United Kingdom
2.	Austria	25.	Latvia	48.	United States
3.	Belgium	26.	Lithuania	49.	Vietnam
4.	Bulgaria	27.	Luxembourg	50.	Zambia
5.	Canada	28.	Malaysia
6.	Chile	29.	Malta
7.	China	30.	Mexico
8.	Croatia	31.	Macedonia
9.	Cyprus	32.	Netherlands
10.	Czech Republic	33.	New Zealand
11.	Denmark	34.	Norway
12.	Estonia	35.	Pakistan
13.	Finland	36.	Poland
14.	France	37.	Portugal
15.	Georgia	38.	Romania
16.	Germany	39.	Russia
17.	Greece	40.	Slovak Republic
18.	Hungary	41.	Slovenia
19.	Iceland	42.	South Africa
20.	India	43.	Spain
21.	Israel	44.	Sweden
22.	Italy	45.	Switzerland
23.	Japan	46.	The Republic of
			Turkey

This communication is being made in respect of the proposed reorganization. In connection with the reorganization, Covidien intends to file with the SEC a proxy statement and mail the proxy statement to its shareholders. Shareholders are urged to read such proxy statement when it becomes available because it will contain important information. The proxy statement will be, and other documents filed or to be filed by Covidien with the SEC are or will be, available free of charge at the SEC’s web site (www.sec.gov) and at Covidien’s web site (www.covidien.com).

Covidien and its directors and executive officers and other persons may be deemed participants in the solicitation of proxies in connection with the proposed reorganization. Information about the direct or indirect interests of the participants, by security holdings or otherwise, is available in Covidien’s Annual Report on Form 10-K for the year ended September 26, 2008 and proxy statement for Covidien’s 2008 annual meeting, which were filed on November 21, 2008 and January 24, 2008, respectively, and will be available in the proxy statement to be filed in connection with the reorganization.

FORWARD-LOOKING STATEMENTS

Any statements contained in this communication that do not describe historical facts may constitute forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. Any forward-looking statements contained herein are based on our management’s current beliefs and expectations, but are subject to a number of risks, uncertainties and changes in circumstances, which may cause actual results or Company actions to differ materially from what is expressed or implied by these statements. The factors that could cause actual future results to differ materially from current expectations include, but are not limited to, our ability to obtain approval of the Company’s shareholders and the Supreme Court of Bermuda for and to satisfy the other conditions to the reorganization on the expected timeframe or at all, our ability to obtain waivers under and/or amendments to our credit facility in connection with the reorganization, our ability to realize the expected benefits from the reorganization, the occurrence of difficulties in connection with the reorganization, any unanticipated costs in connection with the reorganization, our ability to effectively introduce and market new products or keep pace with advances in technology, the reimbursement practices of a small number of large public and private insurers, cost-containment efforts of customers, purchasing groups, third-party payers and governmental organizations, intellectual property rights disputes, complex and costly regulation, including healthcare fraud and abuse regulations, manufacturing or supply chain problems or disruptions, rising commodity costs, recalls or safety alerts and negative publicity relating to Covidien or its products, product liability losses and other litigation liability, including legacy Tyco-related litigation, divestitures of some of our businesses or product lines, our ability to execute strategic acquisitions of, investments in or alliances with other companies and businesses, competition, risks associated with doing business outside of the United States, foreign currency exchange rates, issues related to our existing material weakness in accounting for income taxes or potential environmental liabilities. These and other factors are identified and described in more detail in our filings with the SEC. We disclaim any obligation to update these forward-looking statements other than as required by law.